1 | West Pharmaceutical Services, Inc. May/June 2017

2 | Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd., and Crystal Zenith technology is licensed from Daikyo Seiko, Ltd.

3 | An Integral Part of the Healthcare Industry Top 50 Injectable biologics rely on West and Daikyo components ~ 41 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies

4 | 0% 100% 200% 300% 400% 500% 2011 2012 2013 2014 2015 20162012 2013 2014 2015 2016 Net Sales Sustained, Consistent Growth 2012 2013 2014 2015 2016 Adjusted Diluted EPS* (Non-GAAP) Constant Currency CAGR 6.8% Comparison of Cumulative Five-Year Total Return S&P MidCap 400 Index West Pharmaceutical Services, Inc. (WST) Sources: IR Insight, Company estimates *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Adjusted Diluted EPS CAGR 12.1%* $1.38 $2.18 +19% $1.27 Billion $1.51 Billion +9.1% organic CAGR 4.5%

West's Role in Delivering Medicines to Patients

Proprietary Products

Stoppers

Seals

Caps

Syringe components

Daikyo CZ vials & syringes

Reconstitution systems

Self-injection devices



$1.19B


~8,000
Product
SKUs

$0.32B

Contract Manufacturing

Project management

Engineering

Injection molding

Device assembly

Advanced technologies



Source: Based on 2016 consolidated net sales

5 |

West

6 | Net Sales* By Product Category Net Sales* By Geography Americas Europe, Middle East, Africa Asia Pacific 54% 39% 7% Net Sales* By Market Group High-Value Components Standard Packaging Delivery Devices Contract Manufacturing P R OPRI E T A R Y P R O D U C T S Pharma Generics Biologics Contract Manufacturing 22% P R OPRI E T A R Y P R O D U C T S West Business at a Glance 21% 7% 33% 39% 21% 35% * Based on full-year 2016 net sales >2,000 Customers Largest Customer: ~7% of Net Sales 50 Global Locations 28 Manufacturing Sites 7,300 Employees 22%

7 | First-Quarter 2017 Highlights * Excluding the impact from translational changes in foreign exchange  Net sales of $387.7 million, representing 8.7% organic sales growth* ‒ Proprietary Products organic sales growth of 8.0% ‒ Contract-Manufactured Products organic sales growth of 11.4%  Expanded gross profit margin by 60 basis points and adjusted operating profit margin by 40 basis points  Launched new high-value products including LyoSeal® cap, an all-plastic, instant sealing solution for lyophilized drug products, and NovaGuard® SA Pro, a safety system to aid in the protection against accidental needlesticks  Commenced commercial production at expanded Dublin contract manufacturing site. Remain on schedule for first phase at Waterford, Ireland facility.  Record-high reported diluted EPS of $0.81, a 52% increase over prior-year adjusted diluted EPS ‒ Excluding tax benefits from stock-based compensation expenses, adjusted diluted EPS would have grown by 13% over prior-year quarter

8 | Organic Sales Growth Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 FY 2017E Overall Organic Sales Growth 10.5% 8.2% 10.0% 7.7% 8.7% 7-9% Pharma MSD HSD MSD HSD DD HSD Generics DD DD HSD (MSD) (MSD) MSD Biologics DD HSD DD DD MSD DD Contract Manufacturing LSD MSD MSD DD DD HSD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

9 | First Quarter 2017 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 16-20 for reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended March 31, 2017 2016 Reported Net Sales $387.7 $362.1 Net Sales at Constant Currency(1) $393.5 $362.1 Gross Profit Margin 34.6% 34.0 % Reported Operating Profit $61.3 $30.0 Adjusted Operating Profit(1) $61.3 $55.6 Diluted EPS $0.81 $0.30 Adjusted Diluted EPS(1) $0.81 $0.53

10 | $387.7 $23.7 $7.7 $362.1 2016 Volume & Mix Sales Price * Currency 2017 ($5.8) Change in Consolidated Sales First quarter 2016 to 2017 ($ millions) * Includes $4.9 million of inflationary increases in South America.

11 | 34.6% (1.3%) 1.0% 34.0% 2016 Efficiency Net Currency Sales Price Volume & Mix Plant OH & Other 2017 (0.3%) Change in Gross Profit Margin % First quarter 2016 to 2017 0.7% 0.5%

12 | STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION Increasing levels of customer intimacy Increasing value to West Next Generation of Self-Injection Delivery Devices Our Pipeline of New Products is Robust INJECTION MOLDING MULTI-COMPONENT ASSEMBLY

13 | Circles reflect relative size of 2016 net sales Standard Packaging High-Value Components 0% 5% 10% 15% 20% 0% 30% 60% 2016 Category Gross Margin % Proprietary Devices Contract Manufacturing 2016 GM 33.2% 5-Yr Sales CAGR 7.4% Product Net Sales & Margin Growth 2012-2016 compound annual net sales growth rates (excludes currency) > High-Value Components have driven growth > Proprietary Devices present significant potential growth opportunity > Steady Contract Manufacturing and Standard Packaging businesses 5 -Y e a r CAG R 0%

14 | Cash Flow and Balance Sheet Metrics ($ millions) CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Three Months Ended March 31, 2017 2016 Depreciation and amortization $23.3 $22.3 Operating cash flow (1) $20.7 $3.0 Capital expenditures $37.5 $39.0 As of March 31, 2017 As of December 31, 2016 Cash and cash equivalents $169.4 $203.0 Debt $228.6 $228.6 Equity $1,168.6 $1,117.5 Net debt-to-total invested capital 4.8% 2.2% Working capital $396.1 $400.9 (1) 2017 includes a tax benefit of $15.9 million associated with the adoption of guidance issued by the Financial Accounting Standards Board regarding share-based payment transactions.

15 | 2017 Full-Year Guidance ($ millions, except EPS) (1) (2) (3) (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.05 for the remainder of 2017. Actual results will vary as a result of variability of exchange rates, among other items. (2) Assumes no non-recurring items in 2017. (3) Includes previously-discussed tax benefit of $15.9 million ($0.21 per diluted share). 2017 Updated Guidance Prior Guidance Proprietary Products net sales no change $1,245 to $1,260 Contract-Manufactured Products net sales no change $340 to $350 Consolidated net sales no change $1,585 to $1,610 Consolidated gross profit margin (% of net sales) no change 34.4% to 34.8% Full-year reported diluted EPS (1) (2) (3) $2.66 to $2.78 $2.45 to $2.57

16 | These presentation materials use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted operating profit margin, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in the Company’s earnings press releases and SEC filings for further information concerning reconciling items. Notes to Non-GAAP Financial Measures

17 | Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS(1) ($ million, except EPS data) Three months ended March 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $30.0 $6.9 $22.1 $0.30 Restructuring and related charges 22.9 7.9 15.0 0.20 Venezuela currency devaluation 2.7 0.2 2.5 0.03 Adjusted (Non-GAAP) $55.6 $15.0 $39.6 $0.53 (1) Please see “Non-GAAP Financial Measures” in the Company’s earnings press release and SEC Filings for further information concerning reconciling items.

18 | Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) Reconciliation of Net Sales to Net Sales at Constant Currency(1) ($ million, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended March 31, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $308.8 $79.1 $(0.2) $387.7 Effect of changes in currency translation rates 5.2 0.6 - 5.8 Net sales at constant currency (Non-GAAP)(1) $314.0 $79.7 $(0.2) $393.5

19 | Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Financial Guidance” and “Non-GAAP Financial Measures” in the Company’s earnings press releases and SEC filings, as well as “Cautionary Statement” (Slide 2) for an explanation and reconciliation of these items. Full Year 2017 Guidance(1) (2) (3) Reported diluted EPS guidance $2.66 to $2.78 (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.05 for the remainder of 2017. Actual results will vary as a result of exchange rate variability. (2) Includes previously-discussed tax benefit of $15.9 million ($0.21 per diluted share). (3) We continue to actively monitor the political and economic developments in Venezuela, particularly as we have recently experienced reduced access to USD controlled by their government. If there are further devaluations or other changes, a pre-tax charge of up to $15 million could be required. Our reported diluted EPS guidance excludes the potential impact of the Venezuela deconsolidation.

20 | Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) Reconciliation of Reported and Adjusted Diluted EPS(1) 2016 2015 2014 2013 2012 Diluted EPS Reported (GAAP) $1.91 $1.30 $1.75 $1.57 $1.15 Restructuring and related charges 0.23 - - - 0.05 Venezuela currency devaluation 0.04 - - - - Pension (curtailment) settlement (0.01) 0.43 - - - Executive retirement and related costs - 0.09 - - - License costs - - 0.01 - - Discrete tax items 0.01 0.01 0.02 0.06 0.03 Acquisition-related contingencies - - - - 0.01 Extinguishment of debt - - - - 0.14 Diluted EPS Adjusted (Non-GAAP) $2.18 $1.83 $1.78 $1.63 $1.38 (1) Please see “Non-GAAP Financial Measures” in the Company’s earnings press release and SEC Filings for further information concerning reconciling items.